Exhibit 99.1
Precision Oncology Through Synthetic Lethality September 2023

Forward-Looking Statements Certain information contained in this presentation includes “forward-looking statements”, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, related to our clinical trials, regulatory submissions and strategic plans. We may, in some cases use terms such as “predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “likely,” “will,” “should” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. The forward-looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties. Any or all of the forward-looking statements may turn out to be wrong or be affected by inaccurate assumptions our management team might make or by known or unknown risks and uncertainties. These forward-looking statements are subject to risks and uncertainties including, without limitation, risks related to the success and timing of our clinical trials or other studies and the other risks set forth in our filings with the U.S. Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Forward-looking statements regarding our product candidates are also subject to additional risks and uncertainties, including without limitation, with respect to: our dependence on additional financing to fund our operations and complete the development and commercialization of our product candidates, and the risks that raising such additional capital may restrict our operations or require us to relinquish rights to our technologies or product candidates; our limited history and preclinical status of the assets we acquired from Atrin Pharmaceuticals Inc.; our business plan or the likelihood of the successful implementation of such business plan; the timing of initiation of planned clinical trials for our product candidates; the future success of such trials; the successful implementation of our research and development programs and collaborations and the interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of our product candidates; the success, timing and cost of our anticipated clinical trials for our current product candidates; the timing of initiation, futility analyses, data presentation, reporting and publication and receipt of interim results (including, without limitation, any preclinical results or data); any statements about our understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies; and other factors, including legislative, regulatory, political and economic developments not within our control. For all these reasons, actual results and developments could be materially different from those expressed in or implied by our forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this presentation. We undertake no obligation to update such forward-looking statements to reflect subsequent events or circumstances, except to the extent required by law or regulation. © 2023 Aprea Therapeutics, Inc. All Rights Reserved. 2

© 2023 Aprea Therapeutics, Inc. All Rights Reserved. 3 Precision Oncology via Synthetic Lethality in Defined Patient Populations ▪ Clinical stage precision medicine through developing novel synthetic lethality (SL) - based therapeutics ▪ All programs addressing significant unmet medical need ▪ ATR Inhibitor: ATRN-119 ◊ Clinical proof-of-concept ◊ Phase 1/2a – Ongoing Dose Escalation ◊ Patients 12 years of age or older with solid tumors harboring DDR mutation are being enrolled ◊ Primary objective : Safety, MTD, R2PD and PK profile ◊ Pre-clinical proof-of-principle ◊ Demonstrated anti-tumor activity ◊ Synergistic with anti-cancer therapies, including PARP inhibitors ◊ Potential differentiation in safety and tolerability

© 2023 Aprea Therapeutics, Inc. All Rights Reserved. 4 Precision Oncology via Synthetic Lethality in Defined Patient Populations ▪ WEE1 Inhibitor: ATRN-1051 ◊ IND enabling studies ◊ Anticipate submitting an IND by the end of 2023 ◊ Pre-clinical proof-of-principle ◊ Demonstrated anti-tumor activity ◊ Ovarian cancer with Cyclin E over expression ◊ Synergistic with anti-cancer therapies, including ATR inhibitor ◊ Potential differentiation in safety and tolerability ▪ DDR Inhibitor: Undisclosed ◊ Lead optimization ◊ Target identified from our RepliBIom platform

Experienced Leadership © 2023 Aprea Therapeutics, Inc. All Rights Reserved. 5 Management Board of Directors Richard Peters, M.D., Ph.D. Chairman of the Board Oren Gilad, Ph.D. President and CEO Jean-Pierre Bizzari, M.D. Director Marc Duey Director Michael Grissinger Director Gabriela Gruia, M.D. Director John Henneman Lead Independent Director Rifat Pamukcu, M.D. Director Bernd R. Seizinger, M.D., Ph.D. Director Oren Gilad, Ph.D. President and CEO John Hamill CFO Nadeem Mirza, M.D., MPH Chief Medical Advisor Ze’ev Weiss, CPA, B.Sc. Chief Business Advisor Mike Carleton, Ph.D. Translational Medicine Advisor

WEE1 Inhibitor : ATRN-1051 Pre-clinical proof-of-principle 6 © 2023 Aprea Therapeutics, Inc. All Rights Reserved.

© 2023 Aprea Therapeutics, Inc. All Rights Reserved. 7 Aprea Press Release announcing the advancement of Lead WEE1 Inhibitor, ATRN-1051 September 11, 2023 Aprea Announces Preclinical Data Supporting Highly Differentiated WEE1 Inhibitor, ATRN-1051, Relative To Other WEE1 Inhibitors Demonstrating potential safety and efficacy of WEE1 inhibitor, ATRN-1051, in the treatment of ovarian cancer Company anticipates submitting an IND by the end of 2023 Data to be presented at an upcoming 2023 scientific conference, with KOL event planned for the fall

WEE1 Inhibitor - ATRN-1051 Mechanism of Action © 2023 Aprea Therapeutics, Inc. All Rights Reserved. 8 …and triggers mitotic catastrophe and cancer cell death ATRN-1051 binds to WEE1 …inhibits its biological activity… Mitotic catastrophe + cancer cell death WEE1 active ATRN-1051 WEE1 inactive CDK1 active -10 -9 -8 -7 -6 0 20 40 60 80 100 120 ATRN-1051 Log10 [ATRN1051] (M) Activity (% Displacement) -5 -4 -3 -2 -1 0 1 2 3 4 5 0 1 2 3 4 5 6 Cumulative Cell Doublings Days Post Initial Treatment NT 125nm 250nm 500nm Dose response effect on cell proliferation Data on file

ATRN-1051 Has Demonstrated Potentially Compelling Anti-tumor Activity IND filing targeted by the end of 2023 © 2023 Aprea Therapeutics, Inc. All Rights Reserved. 9 Pre-clinical studies with ATRN-1051 N=7 mice per group, ATRN-1051, exploratory formulation - 30 mg/kg/day Data on file

Potential Differentiation © 2023 Aprea Therapeutics, Inc. All Rights Reserved. 10 WEE1 Inhibitor : ATRN-1051

ATRN-1051 is Potentially Differentiated from Other WEE1 Inhibitors © 2023 Aprea Therapeutics, Inc. All Rights Reserved. 11 ATRN-1051 shows potential to be potent and structurally differentiated, with high selectivity to limit off-target toxicity Note: Head-to-head studies have not been conducted (1) Huang et al, (2021) J Med Chem (2) AstraZeneca announced in July 2022 the discontinuation of development of AZD-1775 On-Target IC50 (nM) Off-Target Inhibition at 1 mM (%) WEE1 PLK1 PLK2 PLK3 Aprea: ATRN-1051 2.2 17 33 12 Zentalis: Azenosetrib (ZN-c3) (1) 3.8 79 96 92 AstraZeneca: AZD-1775 (1)(2) 3.9 70 101 91 AZD-1775(1) ZN-c3

© 2023 Aprea Therapeutics, Inc. All Rights Reserved. 12 ATRN-1051 Preclinical Data Highlight Potentially Favorable PK Properties Note: Head-to-head studies have not been conducted (1) Data from an exploratory formulation of ATRN-1051 administered to fasted Balb/c mice (2) Data from study in A-427 NSCLC xenograft model as reported in Zentalis Corporate Overview, March 2022 Based on pre-clinical studies, ATRN-1051 shows potentially favorable drug exposure: ATRN 1051 (1) Zentalis AstraZeneca Azenosertib (ZN-c3) (2) AZD-1775 (2) Dose (mg/kg/d) 10 20 40 80 20 40 80 Cmax ng/ml 1,460 1,167 1,997 5,100 635 2,460 4,703 Tmax hr 3 1 1 1 1 1 1 AUC0-24, ng*hr/ml 16,739 4,863 17,088 39,722 1,494 6,313 13,408

ATRN-1051 2023-2025 Anticipated Preclinical and Clinical Milestones Milestone Timeline Pre-clinical proof-of-principle Additional differentiation data 4Q 2023 IND Submission Clearance 4Q 2023 1Q 2024 Phase 1/2a – Monotherapy Dose Escalation First Patient Enrolled 1H 2024 Last Patient Enrolled 2H 2025 Phase 1/2a – Combination First Patient Enrolled 2H 2024 Last Patient Enrolled 2H 2025

ATR Inhibitor : ATRN-119 Pre-clinical proof-of-principle © 2023 Aprea Therapeutics, Inc. All Rights Reserved Confidential. 14

ATR Inhibitor - ATRN-119 Mechanism of Action © 2023 Aprea Therapeutics, Inc. All Rights Reserved. 15 …and triggers replication fork collapse and Double Strand Breaks ATRN-119 binds to ATR …inhibits its biological activity… Replication fork collapse + Double Strand Breaks NT NT 125 62 32 16 8 4 2 1 pCHK1 GAPDH nM 0.5 0.25 + Aphidicolin No Treatment ATRN-119 Tumor Samples Pharmacodynamics - ɣH2AX -9 -8 -7 -6 -5 0 20 40 60 80 100 120 ATRN-119 / E v ATR/ATRIP(h) Log10 [ATRN-119] (M) Activity (% Control) Data on file

▪ Nanomolar potency in vitro across a broad spectrum of cancer cell lines ▪ Based on pre-clinical studies, strong tumor control observed in vivo, including in challenging genetic backgrounds © 2023 Aprea Therapeutics, Inc. All Rights Reserved. 16 Pre-clinical studies with ATRN-119 and ATRN-157 ATRN-119 Preclinical Profile N=4 female mice per group, ATRN-119 - 100 mg/kg/day P.O, ATRN-157 - 20 mg/kg/day SQ. ATRN-157 is an active metabolite identified in dogs receiving ATRN-119 P.O.. In vitro metabolism studies in dog and human hepatocytes and liver microsomes indicated formation of ATRN-157 in both species. Potency and selectivity of ATRN-157 was comparable to ATRN-119.

ATRN-119 + Olaparib: Regression of BRCA2-Deficient Ovarian (HGSOC) Tumors 17 ATRN-119 + Olaparib Inhibits Ovarian Tumor Growth Over Time ATRN-119 + Olaparib Shows Negligible Weight Loss Over Time © 2023 Aprea Therapeutics, Inc. All Rights Reserved. Pre-clinical studies with ATRN-119 N=6-8 mice per group, ATRN-119 - 90 mg/kg P.O BID, Olaparib - 50 mg/kg/day P.O, ATRN-119+Olaparib at the same doses and schedules Data on file

Potential Differentiation © 2023 Aprea Therapeutics, Inc. All Rights Reserved. 18 ATR Inhibitor : ATRN-119

ATR Landscape Drives Potential Competitive Advantage for ATRN-119

Current ATRs Structurally Similar in Core, Backbone, and Toxicity Profile



O
N
NH
HN
CH3

AZD-6738



O
N
NH

BAY1895344



O
N
NH
HO

RP-3500

CAMOSERTIB

Parameter	AstraZeneca AZD6738 [1][2]	Bayer BAY1895344 [3]	Repare / Roche[4] RP-3500 [5]
Route Of Administration	Oral	Oral	Oral
Clinical Studies Chosen (MTD/RP2D), Dose Schedule	160mg BID, 2-weeks-on, 2-weeks-off, or: Continuous dosing [1]	40mg BID, 3-days-on/4-days-off	160mg QD, 3-days-on/4-days-off
Main Grade ≥3 Hematological toxicities reported at Chosen Dose Schedule (MTD/RP2D), in clinical studies	Patriot 1, Escalation Phase, 160mg, BID [2]: **Anemia** (1/6, 17%) Patriot 2, Expansion Phase [1]: **Fatigue, anemia, nausea & thrombocytopenia (not differentiated)** [1]: (4/6, 67%) with continuous dosing (3/15, 20%) with 2-week-on, 2-week-off	**Anemia** (2/2, 100%) **Neutropenia** (1/2, 50%)	**Anemia** (23/95, 24%) **Neutrophil count decreased** (10/95, 11%) **Platelet count decreased** (5/95, 5%)

Note: Head-to-head studies with ATRN-119 have not been conducted

(1) Phase I study of ATR inhibitor, AZD6738, as monotherapy in advanced solid tumors (PATRIOT part A, B), Dillon et al, Volume 30, October 2019, Pages v165-v166

(2) Poster CT084: A Phase I dose-escalation study of ATR inhibitor monotherapy with AZD6738 in advanced solid tumors (PATRIOT Part A), AACR 2017

(3) First-in-Human Trial of the Oral Ataxia Telangiectasia and RAD3-Related (ATR) Inhibitor BAY 1895344 in Patients with Advanced Solid Tumors, Yap et al, Cancer Discov 2021;11:80-91 and 2019 ASCO Poster, De-Bono et al.

(4) Repare announced a worldwide license and collaboration agreement with Roche on June 1, 2022

(5) Preliminary Phase 1 Data From Ongoing First-in-Human Phase 1/2 TRESR Study of RP-3500, AACR 2022

© 2023 Aprea Therapeutics, Inc. All Rights Reserved.

19

ATRN-119 Daily Dosing Is Desirable Lack of daily dosing may contribute to formation of resistance © 2023 Aprea Therapeutics, Inc. All Rights Reserved. 20 Tumor reduction and regrowth Drug “On” Drug “Off” Drug “On” Continuous tumor reduction

ATRN-119: Potential Best-in-Class Oral ATR Inhibitor

With Structurally Differentiated Core, Backbone, and Toxicity Profile



N
NH2
N
O
O
O=S
HN
O
R

Parameter	ATRN-119 [1]
Route Of Administration	Oral
Clinical Studies Chosen (MTD/RP2D), Dose Schedule	continuous once-daily dosing (dose TBD in Phase 1) [1]
Hematological toxicities in preclinical studies	**Pre-Clinical, Toxicology Studies:** • In 28-day GLP tox study in dogs, hematological changes were of small magnitude with complete recovery • In a head-to-head comparative tolerability study, ATRN-119 demonstrated significantly less toxicity than another oral ATRi that is currently in clinical development [2]

ATRN-119 potential for reduced toxicity could make it a preferred ATR inhibitor as a single agent, as well as a candidate for combination with standard-of-care therapies.

Note: ATRN-119 has not yet been tested clinically

(1) ATRN-119, Phase 1/2a Clinical Study Protocol

(2) Internal pre-clinical head-to-head tolerability study in male beagle dogs. ATRN-119 - 20 mg/kg/day for 7 days, followed by 40 mg/kg/day for 7 days and finally 50 mg/kg/day for 7 days, all P.O. Competitor ATRi- administered at a clinically equivalent dose range during 21 days, P.O. By day 4 of dosing, the dog receiving the competitor ATRi exhibited severe reduction in multiple blood cell lineages including reticulocytes. Continued dosing of competitor ATRi for three weeks resulted in significant reduction of white blood cells, red blood cells and hemoglobin levels, and was accompanied by severe body weight loss (-15%). For the dog receiving ATRN-119, reduced levels of reticulocytes and neutrophils were noted with prolonged treatment but remained within normal ranges and body weight changes were negligible (-2% to +4%).

© 2023 Aprea Therapeutics, Inc. All Rights Reserved.
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© 2023 Aprea Therapeutics, Inc. All Rights Reserved. 22 Phase 1/2a - AR-276-01 - Study Overview AR-276-01: A PHASE 1/2a, OPEN-LABEL, SAFETY, PHARMACOKINETIC, AND PRELIMINARY EFFICACY STUDY OF ORAL ATRN-119 IN PATIENTS WITH ADVANCED SOLID TUMORS Sites: 4 US sites for dose escalation ❖ University of Pennsylvania ❖ Mary Crowley ❖ University Hospitals Cleveland Medical Center ❖ Yale Cancer Center Patient enrollment: 48 patients in total • Escalation phase: up to 18 patients • Expansion phase: up to 30 patients IMP: ATRN-119 is an oral ATR kinase inhibitor given daily

© 2023 Aprea Therapeutics, Inc. All Rights Reserved. 23 Phase 1/2a - AR-276-01 - Study Overview (continued) Part 1 (up to 18 patients) Dose escalation (6 dose levels) 3+3 design Part 2 (up to 30 patients) Dose expansion, after MTD/ RP2D established Primary objectives: • Safety, MTD, RP2D • Pharmacokinetics (PK profile of oral ATRN-119 and its active metabolite ATRN-157) Secondary objectives: • Antitumor activity (RECIST/PCWG3) Exploratory objectives: • Association between identified mutations and clinical outcomes Patient Population: Male or female subjects 12 years of age or older with solid tumors harboring any DDR mutation per NGS

ATRN-119 2023-2025 Anticipated Clinical Milestones Milestone Timeline Phase 1/2a – Monotherapy Dose Escalation Preliminary clinical data 4Q 2023 Last Patient Enrolled 1Q 2024 Phase 1/2a – Monotherapy Dose Expansion First Patient Enrolled 2Q 2023 Last Patient Enrolled 2Q 2024 Phase 1/2a – Combination First Patient Enrolled 1H 2024 Last Patient Enrolled 2H 2025

▪ Cash & Equivalents of $27.7 million as of June 30, 2023 ▪ Closed $4.9M (net) public offering in February 2023 ▪ Obtained $2.0 million non-dilutive funding via research grant from National Cancer Institute (NCI) © 2023 Aprea Therapeutics, Inc. All Rights Reserved. 25 Aprea Therapeutics (NASDAQ: APRE) Financial Summary & Capitalization Securities Common Equivalents as of Aug. 10, 2023 Preferred Stock (as converted) 28,112 Common Stock 3,736,673 Options 558,141 Restricted Stock Units 20,870 Fully Diluted Equivalents 4,343,796

Summary © 2023 Aprea Therapeutics, Inc. All Rights Reserved. 26

© 2023 Aprea Therapeutics, Inc. All Rights Reserved. 27 Summary ▪ Diversified portfolio with de-risked clinical and pre-clinical plans underway ▪ Opportunities in ovarian, CRC, prostate and breast cancers ◊ Single agent and combination therapies ▪ Supportive follow-on strategy ◊ IND submission by end of 2023 ◊ Undisclosed DDR asset ▪ Financed into Q4 2024 ◊ Reach short term inflection points and catalysts ◊ Evaluate optimal strategic partnerships